Bread Financial Holdings, Inc Financial Supplement Second Quarter 2026 Table of Contents Page Number Table 1: Consolidated Statements of Income 2 Table 2: Consolidated Balance Sheets 3 Table 3: Select Financial Metrics 4 Table 4: Capital Ratios 5 Table 5: Average Balances and Net Interest Margin 6 Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 7 Glossary of Terms 9 Note: The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Please refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2026 once it is filed with the Securities and Exchange Commission. Amounts presented in the following tables may not sum and percentages may not recalculate due to rounding. 1 Exhibit 99.2

**Bread Financial Holdings, Inc** **Preliminary**

**Table 1: Consolidated Statements of Income**

| (Millions, except per share amounts and percentages) | 2Q26 | 1Q26 | 4Q25 | 3Q25 | 2Q25 | 2Q26 vs. 1Q26 | 2Q26 vs. 2Q25 | YTD '26 | YTD '25 | YTD '26 vs. YTD '25 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Interest income** | | | | | | | | | | |
| Interest and fees on loans | $ 1,195 | $ 1,224 | $ 1,208 | $ 1,198 | $ 1,148 | (2)% | 4 % | $ 2,419 | $ 2,333 | 4 % |
| Interest on cash and investment securities | 39 | 36 | 38 | 44 | 46 | 4 % | (16)% | 75 | 91 | (18)% |
| Total interest income | 1,234 | 1,260 | 1,246 | 1,242 | 1,194 | (2)% | 3 % | 2,494 | 2,424 | 3 % |
| Interest expense | | | | | | | | | | |
| Interest on deposits | 139 | 133 | 137 | 139 | 139 | 4 % | — % | 272 | 277 | (2)% |
| Interest on borrowings | 56 | 60 | 62 | 71 | 81 | (8)% | (31)% | 116 | 167 | (31)% |
| Total interest expense | 195 | 193 | 199 | 210 | 220 | — % | (11)% | 388 | 444 | (13)% |
| **Net interest income** | **1,039** | **1,067** | **1,047** | **1,032** | **974** | (3)% | 7 % | **2,106** | **1,980** | 6 % |
| Non-interest income | | | | | | | | | | |
| Interchange revenue, net of retailer share arrangements | (110) | (107) | (127) | (111) | (95) | 2 % | 16 % | (216) | (178) | 22 % |
| Other | 64 | 58 | 55 | 50 | 50 | 9 % | 34 % | 120 | 97 | 28 % |
| Total non-interest income | (46) | (49) | (72) | (61) | (45) | (5)% | 4 % | (96) | (81) | 19 % |
| **Total net interest and non-interest income** | **993** | **1,018** | **975** | **971** | **929** | (2)% | 7 % | **2,010** | **1,899** | 6 % |
| **Provision for credit losses** | **313** | **303** | **373** | **299** | **274** | 3 % | 14 % | **616** | **570** | 8 % |
| Total net interest and non-interest income, after provision for credit losses | 680 | 715 | 602 | 672 | 655 | (5)% | 4 % | 1,394 | 1,329 | 5 % |
| **Non-interest expenses** | | | | | | | | | | |
| Employee compensation and benefits | 225 | 220 | 232 | 222 | 212 | 3 % | 6 % | 445 | 426 | 4 % |
| Card and processing expenses | 81 | 80 | 78 | 81 | 81 | 2 % | 1 % | 161 | 163 | (1)% |
| Information processing and communication | 80 | 76 | 78 | 72 | 77 | 6 % | 4 % | 156 | 158 | (1)% |
| Marketing expenses | 36 | 35 | 44 | 38 | 34 | 3 % | 7 % | 71 | 68 | 4 % |
| Depreciation and amortization | 19 | 19 | 19 | 20 | 20 | (1)% | (8)% | 37 | 42 | (10)% |
| Other | 42 | 42 | 104 | 43 | 57 | (5)% | (29)% | 85 | 101 | (17)% |
| **Total non-interest expenses** | **483** | **472** | **555** | **476** | **481** | 2 % | — % | **955** | **958** | — % |
| Income from continuing operations before income taxes | 197 | 243 | 47 | 196 | 174 | (19)% | 13 % | 439 | 371 | 18 % |
| Provision (benefit) for income taxes | 51 | 62 | (6) | 8 | 35 | (18)% | 41 % | 111 | 91 | 23 % |
| Income from continuing operations | 146 | 181 | 53 | 188 | 139 | (19)% | 6 % | 328 | 280 | 17 % |
| Loss from discontinued operations, net of income taxes | — | — | — | — | — | — % | — % | — | (4) | (100)% |
| **Net income** | **146** | **181** | **53** | **188** | **139** | (19)% | 5 % | **328** | **276** | 18 % |
| Dividends declared to preferred stockholders | (2) | (2) | — | — | — | (18)% | nm | (4) | — | nm |
| **Net income available to common stockholders** | **$ 144** | **$ 179** | **$ 53** | **$ 188** | **$ 139** | (19)% | 4 % | **$ 324** | **$ 276** | 17 % |
| **Basic income per share** | | | | | | | | | | |
| Income from continuing operations | $ 3.62 | $ 4.19 | $ 1.19 | $ 4.04 | $ 2.96 | (14)% | 22 % | $ 7.83 | $ 5.86 | 34 % |
| Income (loss) from discontinued operations | — | — | — | — | 0.01 | — % | (100)% | — | (0.08) | (100)% |
| Net income per share | $ 3.62 | $ 4.19 | $ 1.19 | $ 4.04 | $ 2.97 | (14)% | 22 % | $ 7.83 | $ 5.78 | 36 % |
| **Diluted income per share** | | | | | | | | | | |
| Income from continuing operations | $ 3.55 | $ 4.15 | $ 1.16 | $ 3.96 | $ 2.93 | (14)% | 21 % | $ 7.72 | $ 5.79 | 33 % |
| Income (loss) from discontinued operations | — | — | — | — | 0.01 | — % | (100)% | — | (0.08) | (100)% |
| Net income per share | $ 3.55 | $ 4.15 | $ 1.16 | $ 3.96 | $ 2.94 | (14)% | 21 % | $ 7.72 | $ 5.71 | 35 % |
| **Weighted average common shares outstanding** | | | | | | | | | | |
| Basic | 39.9 | 42.8 | 44.9 | 46.5 | 46.7 | (7)% | (14)% | 41.3 | 47.8 | (14)% |
| Diluted | 40.7 | 43.2 | 46.0 | 47.5 | 47.2 | (6)% | (14)% | 41.9 | 48.4 | (13)% |

nm - Not meaningful, denoting a variance of 1,000 percent or more.

2

2Q26 1Q26 4Q25 3Q25 2Q25 2Q26 vs. 1Q26 2Q26 vs. 2Q25 (Millions, except preferred shares in thousands) ASSETS Cash and cash equivalents $ 3,683 $ 3,637 $ 3,604 $ 3,764 $ 3,799 1% (3) % Credit card and other loans Total credit card and other loans 18,477 18,135 18,805 17,655 17,656 2% 5 % Allowance for credit losses (2,075) (2,078) (2,106) (2,070) (2,098) — % (1) % Credit card and other loans, net 16,402 16,057 16,699 15,585 15,558 2% 5 % Investments 288 286 284 284 277 1% 4 % Property and equipment, net 104 112 117 122 127 (7) % (18) % Goodwill and intangible assets, net 701 708 716 723 731 (1) % (4) % Other assets 1,274 1,508 1,243 1,236 1,329 (16) % (4) % Total assets $ 22,452 $ 22,308 $ 22,663 $ 21,714 $ 21,821 1% 3 % LIABILITIES AND STOCKHOLDERS’ EQUITY Deposits Direct-to-consumer (retail) $ 9,358 $ 8,708 $ 8,522 $ 8,188 $ 8,080 7% 14 % Wholesale and other 5,374 5,365 5,394 5,347 5,260 — % 2 % Total deposits 14,732 14,073 13,916 13,535 13,340 5% 10 % Debt issued by consolidated variable interest entities 2,447 3,041 3,422 2,682 3,089 (20) % (21) % Long-term and other debt 838 837 886 1,105 1,138 — % (26) % Other liabilities 1,070 1,032 1,112 1,075 1,088 4% (2) % Total liabilities 19,087 18,983 19,336 18,397 18,655 1% 2 % Stockholders’ equity Preferred stock — — — — — 180 % nm Common stock — — — 1 1 (6) % (17) % Additional paid-in capital 1,603 1,699 1,868 1,900 1,929 (6) % (17) % Retained earnings 1,779 1,643 1,475 1,432 1,255 8% 42 % Accumulated other comprehensive loss (17) (17) (16) (16) (19) 3% (9) % Total stockholders’ equity 3,365 3,325 3,327 3,317 3,166 1% 6 % Total liabilities and stockholders’ equity $ 22,452 $ 22,308 $ 22,663 $ 21,714 $ 21,821 1% 3 % Preferred shares outstanding 210.0 75.0 75.0 — — 180 % nm Common shares outstanding 38.7 41.3 44.1 46.0 46.6 (6) % (17) % nm - Not meaningful, denoting a variance of 1,000 percent or more. Bread Financial Holdings, Inc Preliminary Table 2: Consolidated Balance Sheets 3

**Bread Financial Holdings, Inc**
**Table 3: Select Financial Metrics**

**Preliminary**

| (Millions, except per share amounts and percentages) | 2Q26 | 1Q26 | 4Q25 | 3Q25 | 2Q25 | 2Q26 vs. 1Q26 | 2Q26 vs. 2Q25 | YTD '26 | YTD '25 | YTD '26 vs. YTD '25 |
|---|---|---|---|---|---|---|---|---|---|---|
| Credit sales | $ 7,537 | $ 6,510 | $8,070 | $ 6,787 | $ 6,814 | 16 % | 11 % | $ 14,047 | $ 12,920 | 9 % |
| Average credit card and other loans | 18,197 | 18,283 | 17,961 | 17,596 | 17,686 | — % | 3 % | 18,240 | 17,924 | 2 % |
| End-of-period credit card and other loans | 18,477 | 18,135 | 18,805 | 17,655 | 17,656 | 2 % | 5 % | 18,477 | 17,656 | 5 % |
| End-of-period direct-to-consumer (retail) deposits | 9,357 | 8,708 | $8,523 | 8,188 | 8,080 | 7 % | 16 % | 9,357 | 8,080 | 16 % |
| | | | | | | | | | | |
| Adjusted net income available to common stockholders * | $ 144 | $ 180 | 95 | $ 191 | $ 149 | (20)% | (3)% | $ 325 | $ 288 | 13 % |
| Adjusted earnings per diluted common share * | $ 3.55 | $ 4.18 | $2.07 | $ 4.02 | $ 3.15 | (15)% | 13 % | $ 7.75 | $ 5.96 | 30 % |
| Pretax pre-provision earning (PPNR) *(1) | $ 510 | $ 546 | 420 | $ 495 | $ 448 | (6)% | 14 % | $ 1,055 | $ 941 | 12 % |
| PPNR excluding impacts from debt repurchases *(1) | $ 510 | $ 548 | 475 | $ 498 | $ 461 | (7)% | 11 % | $ 1,057 | $ 956 | 11 % |
| | | | | | | | | | | |
| Return on average assets (1) | 2.6 % | 3.3 % | 1.0 % | 3.4 % | 2.5 % | (0.7)% | 0.1 % | 2.9 % | 2.5 % | 0.4 % |
| Return on average equity (1) | 17.1 % | 21.2 % | 6.2 % | 22.4 % | 17.5 % | (4.1)% | (0.4)% | 19.2 % | 17.6 % | 1.6 % |
| Return on average tangible common equity *(1) | 22.6 % | 27.4 % | 8.0 % | 28.6 % | 22.7 % | (4.8)% | (0.1)% | 25.0 % | 22.8 % | 2.2 % |
| | | | | | | | | | | |
| Net interest margin (1) | 18.49 % | 19.25 % | 18.94 % | 18.81 % | 17.71 % | (0.76)% | 0.78 % | 18.87 % | 17.88 % | 0.99 % |
| Loan yield (1) | 26.35 % | 27.14 % | 26.68 % | 27.01 % | 26.03 % | (0.79)% | 0.32 % | 26.75 % | 26.25 % | 0.50 % |
| | | | | | | | | | | |
| Efficiency ratio (1) | 48.6 % | 46.4 % | 57.0 % | 49.0 % | 51.8 % | 2.2 % | (3.2)% | 47.5 % | 50.4 % | (2.9)% |
| Adjusted efficiency ratio (1) | 48.6 % | 46.2 % | 51.3 % | 48.7 % | 50.4 % | 2.4 % | (1.8)% | 47.4 % | 49.7 % | (2)% |
| | | | | | | | | | | |
| Common equity tier 1 capital ratio (1) | 12.9 % | 13.3 % | 13.0 % | 14.0 % | 13.0 % | (0.4)% | (0.1)% | 12.9 % | 13.0 % | (0.1)% |
| Book value per common share (1) | $ 81.79 | $ 78.72 | $73.80 | $ 72.08 | $ 67.88 | 4 % | 21 % | $ 81.79 | $ 67.88 | 21 % |
| Tangible book value per common share *(1) | $ 63.66 | $ 61.57 | $57.57 | $ 56.36 | $ 52.21 | 3 % | 22 % | $ 63.66 | $ 52.21 | 22 % |
| Cash dividend per preferred share | $ 21.56 | $ 26.35 | $ — | $ — | $ — | (18)% | nm | $ 47.91 | $ — | nm |
| Cash dividend per common share | $ 0.23 | $ 0.23 | $0.23 | $ 0.21 | $ 0.21 | — % | 10 % | $ 0.46 | $ 0.42 | 10 % |
| | | | | | | | | | | |
| Payment rate (1) | 15.1 % | 15.0 % | 15.0 % | 14.9 % | 15.0 % | 0.1 % | 0.1 % | 15.1 % | 14.9 % | 0.2 % |
| | | | | | | | | | | |
| Delinquency rate (1) | 5.25 % | 5.59 % | 5.75 % | 6.04 % | 5.73 % | (0.34)% | (0.48)% | 5.25 % | 5.73 % | (0.48)% |
| Net loss rate (1) | 6.98 % | 7.33 % | 7.43 % | 7.39 % | 7.88 % | (0.35)% | (0.90)% | 7.16 % | 8.02 % | (0.86)% |
| Reserve rate (1) | 11.23 % | 11.46 % | 11.20 % | 11.72 % | 11.89 % | (0.23)% | (0.66)% | 11.23 % | 11.89 % | (0.66)% |

* Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures.
(1) Please refer to "Glossary of terms."
nm - Not meaningful, denoting a variance of 1,000 percent or more.

4

(Millions, except percentages) 2Q26 1Q26 4Q25 3Q25 2Q25 2Q26 vs. 1Q26 2Q26 vs. 2Q25 Total company Common equity tier 1 capital ratio (1) 12.9% 13.3% 13.0% 14.0% 13.0% (0.4) % (0.1) % Total risk-based capital ratio (1) 17.1% 16.9% 16.8% 17.5% 16.5% 0.2% 0.6 % Total risk-weighted assets (1) $ 19,329 $ 19,352 $ 19,755 $ 18,714 $ 18,730 (0.1) % 3.2 % Tangible common equity / tangible assets ratio *(1) 11.3% 11.8% 11.6% 12.4% 11.5% (0.5) % (0.2) % Tangible common equity + credit reserve rate *(1) 24.6% 25.5% 24.7% 26.4% 25.7% (0.9) % (1.1) % Comenity Bank Common equity tier 1 capital ratio (1) 15.5% 15.1% 15.1% 15.4% 15.8% 0.4% (0.3) % Total risk-based capital ratio (1) 16.9% 16.5% 16.5% 16.8% 17.2% 0.4% (0.3) % Comenity Capital Bank Common equity tier 1 capital ratio (1) 12.5% 13.5% 13.5% 15.4% 15.9% (1.0) % (3.4) % Total risk-based capital ratio (1) 17.7% 17.6% 17.5% 19.0% 19.5% 0.1% (1.8) % * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. (1) Please refer to "Glossary of terms." Bread Financial Holdings, Inc Preliminary Table 4: Capital Ratios 5

Preliminary

**Bread Financial Holdings, Inc**
**Table 5: Average Balances and Net Interest Margin**

| (Millions, except percentages) | 2Q26 Average Balance | 2Q26 Interest Income/ Expense | 2Q26 Average Yield / Rate | 1Q26 Average Balance | 1Q26 Interest Income/ Expense | 1Q26 Average Yield / Rate | 2Q25 Average Balance | 2Q25 Interest Income/ Expense | 2Q25 Average Yield / Rate |
|---|---|---|---|---|---|---|---|---|---|
| Cash and investment securities | $ 4,348 | $ 39 | 3.51 % | $ 4,184 | $ 36 | 3.54 % | $ 4,372 | $ 46 | 4.18 % |
| Credit card and other loans | 18,197 | 1,195 | 26.35 % | 18,283 | 1,224 | 27.14 % | 17,686 | 1,148 | 26.03 % |
| **Total interest-earning assets** | 22,545 | 1,234 | 21.95 % | 22,467 | 1,260 | 22.75 % | 22,058 | 1,194 | 21.70 % |
| Direct-to-consumer (retail) deposits | 8,993 | 89 | 3.95 % | 8,574 | 84 | 3.99 % | 8,039 | 88 | 4.39 % |
| Wholesale deposits | 5,344 | 50 | 3.77 % | 5,358 | 49 | 3.69 % | 5,164 | 51 | 3.97 % |
| **Interest-bearing deposits** | 14,337 | 139 | 3.88 % | 13,932 | 133 | 3.87 % | 13,203 | 139 | 4.23 % |
| Secured borrowings | 2,826 | 38 | 5.40 % | 3,203 | 42 | 5.38 % | 3,393 | 50 | 5.79 % |
| Unsecured borrowings | 850 | 18 | 8.27 % | 872 | 18 | 8.37 % | 1,267 | 31 | 9.97 % |
| **Interest-bearing borrowings** | 3,676 | 56 | 6.06 % | 4,075 | 60 | 6.02 % | 4,660 | 81 | 6.93 % |
| **Total interest-bearing liabilities** | $ 18,013 | $ 195 | 4.33 % | $ 18,007 | $ 193 | 4.36 % | $ 17,863 | $ 220 | 4.93 % |
| **Net interest income** | | $ 1,039 | | | $ 1,067 | | | $ 974 | |
| **Net interest margin** [(1)] | | 18.49 % | | | 19.25 % | | | 17.71 % | |

| (Millions, except percentages) | YTD '26 Average Balance | YTD '26 Interest Income/ Expense | YTD '26 Average Yield / Rate | YTD '25 Average Balance | YTD '25 Interest Income/ Expense | YTD '25 Average Yield / Rate |
|---|---|---|---|---|---|---|
| Cash and investment securities | $ 4,266 | $ 75 | 3.52 % | $ 4,397 | $ 91 | 4.17 % |
| Credit card and other loans | 18,240 | 2,419 | 26.75 % | 17,924 | 2,333 | 26.25 % |
| **Total interest-earning assets** | 22,506 | 2,494 | 22.34 % | 22,321 | 2,424 | 21.90 % |
| Direct-to-consumer (retail) deposits | 8,785 | 173 | 3.97 % | 7,919 | 175 | 4.46 % |
| Wholesale deposits | 5,351 | 99 | 3.73 % | 5,194 | 102 | 3.97 % |
| **Interest-bearing deposits** | 14,136 | 272 | 3.88 % | 13,113 | 277 | 4.27 % |
| Secured borrowings | 3,013 | 80 | 5.39 % | 3,791 | 109 | 5.83 % |
| Unsecured borrowings | 861 | 36 | 8.32 % | 1,174 | 58 | 9.92 % |
| **Interest-bearing borrowings** | 3,874 | 116 | 6.04 % | 4,965 | 167 | 6.80 % |
| **Total interest-bearing liabilities** | $ 18,010 | $ 388 | 4.34 % | $ 18,078 | $ 444 | 4.96 % |
| **Net interest income** | | $ 2,106 | | | $ 1,980 | |
| **Net interest margin** [(1)] | | 18.87 % | | | 17.88 % | |

[(1)] Please refer to "Glossary of terms."

6

Bread Financial Holdings, Inc
Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures

Preliminary

## NON-GAAP FINANCIAL MEASURES

We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes Non-GAAP Financial Measures. Our calculations of Non-GAAP Financial Measures may differ from the calculations of similarly titled measures by other companies. In particular:

- We have previously repurchased and may, from time to time, in the future continue to repurchase debt, including any outstanding senior unsecured notes, subordinated notes or convertible notes. In such transactions, we may pay a premium to induce these repurchases, or in certain cases repurchase at a discount, which, from a GAAP perspective, would result in an impact to Total non-interest expenses, with a corresponding impact also reflected in Net income available to common stockholders and consequently our Earnings per diluted common share. For our prior debt repurchases, we show adjustments to these three financial statement line items to exclude the impacts from our debt repurchases. We use *Adjusted total non-interest expenses*, *Adjusted net income available to common stockholders*, and *Adjusted earnings per diluted common share* to evaluate the ongoing operations of the Company excluding the volatility that can occur from the impacts of our debt repurchases.
- *Pretax pre-provision earnings* (PPNR) represents Income from continuing operations before income taxes and the Provision for credit losses. *PPNR excluding impacts from debt repurchases* then excludes from PPNR the loss or gain on any debt repurchases in the period. We use *PPNR* and *PPNR excluding impacts from debt repurchases* as metrics to evaluate our results of operations before income taxes, excluding the movements that can occur within Provision for credit losses and the one-time nature of the impacts from debt repurchases.
- *Return on average tangible common equity* (ROTCE) represents annualized Income from continuing operations less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders' equity reduced by Preferred stock and Goodwill and intangible assets, net. We use ROTCE as a metric to evaluate the Company's performance.
- *Tangible book value per common share* represents TCE divided by common shares outstanding. We use *Tangible book value per common share*, a metric used across the industry, to assess capital and performance, in conjunction with ROTCE.
- *Tangible common equity over Tangible assets* (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use *TCE/TA* as a metric to evaluate the Company's capital adequacy and estimate its ability to absorb losses.

We believe the use of these Non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. Please see the table below for a reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures.

| (Millions, except per share amounts and percentages) | 2Q26 | 1Q26 | 4Q25 | 3Q25 | 2Q25 | 2Q26 vs. 1Q26 | 2Q26 vs. 2Q25 | YTD '26 | YTD '25 | YTD '26 vs. YTD '25 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Adjusted net income available to common stockholders** | | | | | | | | | | |
| Net income available to common stockholders | $ 144 | $ 179 | $ 53 | $ 188 | $ 139 | (19)% | 4 % | $ 324 | $ 276 | 17 % |
| Impacts from debt repurchases | — | 1 | 42 | 3 | 10 | (100)% | (100)% | 1 | 12 | (88)% |
| Adjusted net income available to common stockholders | $ 144 | $ 180 | $ 95 | $ 191 | $ 149 | (20)% | (3)% | $ 325 | $ 288 | 13 % |
| **Adjusted earnings per diluted common share** | | | | | | | | | | |
| Earnings per diluted common share | $ 3.55 | $ 4.15 | $ 1.16 | $ 3.96 | $ 2.94 | (14)% | 21 % | $ 7.72 | $ 5.71 | 35 % |
| Impacts from debt repurchases | $ — | $ 0.03 | $ 0.91 | $ 0.06 | $ 0.21 | (100)% | (100)% | $ 0.03 | $ 0.25 | (86)% |
| Adjusted earnings per diluted common share | $ 3.55 | $ 4.18 | $ 2.07 | $ 4.02 | $ 3.15 | (15)% | 13 % | $ 7.75 | $ 5.96 | 30 % |
| **Adjusted total non-interest expenses** | | | | | | | | | | |
| Total non-interest expenses | $ 483 | $ 472 | $ 555 | $ 476 | $ 481 | 2 % | — % | $ 955 | $ 958 | — % |
| Impacts from debt repurchases | — | 2 | 55 | 3 | 13 | (100)% | (100)% | 2 | 15 | (87)% |
| Adjusted total non-interest expenses | 483 | 470 | 500 | 473 | 468 | 3 % | 3 % | 953 | 943 | 1 % |
| **Pretax pre-provision earnings (PPNR)** | | | | | | | | | | |
| Income from continuing operations before income taxes | 197 | 243 | 47 | 196 | 174 | (19)% | 13 % | $ 439 | $ 371 | 18 % |
| Provision for credit losses | 313 | 303 | 373 | 299 | 274 | 3 % | 14 % | 616 | 570 | 8 % |
| Pretax pre-provision earnings (PPNR) | 510 | 546 | 420 | 495 | 448 | (6)% | 14 % | 1,055 | 941 | 12 % |
| Impacts from debt repurchases | — | 2 | 55 | 3 | 13 | (100)% | (100)% | 2 | 15 | (87)% |
| PPNR excluding impacts from debt repurchases | $ 510 | $ 548 | $ 475 | $ 498 | $ 461 | (7)% | 11 % | $ 1,057 | $ 956 | 11 % |

Continued on the following page

7

**Bread Financial Holdings, Inc** **Preliminary**

**Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures**

| (Millions, except per share amounts and percentages) | 2Q26 | 1Q26 | 4Q25 | 3Q25 | 2Q25 | 2Q26 vs. 1Q26 | 2Q26 vs. 2Q25 | YTD '26 | YTD '25 | YTD '26 vs. YTD '25 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Average tangible common equity** | | | | | | | | | | |
| Average Total stockholders' equity | $ 3,433 | $ 3,461 | $ 3,405 | $ 3,335 | $ 3,183 | (1)% | 8 % | 3,447 | 3,214 | 7 % |
| Less: average Preferred Stock | (143) | (72) | (29) | — | — | 100 % | nm | (108) | — | nm |
| Less: average Goodwill and intangible assets, net | (706) | (713) | (721) | (728) | (735) | (1)% | (4)% | (709) | (739) | (4)% |
| Average Tangible common equity | 2,584 | 2,676 | 2,655 | 2,607 | 2,448 | (3)% | 6 % | 2,630 | 2,475 | 6 % |
| **Tangible common equity (TCE)** | | | | | | | | | | |
| Total stockholders' equity | 3,365 | 3,325 | 3,327 | 3,317 | 3,166 | 1 % | 6 % | 3,365 | 3,166 | 6 % |
| Less: Preferred stock | (201) | (72) | (71) | — | — | 181 % | nm | (201) | — | nm |
| Less: Goodwill and intangible assets, net | (701) | (708) | (716) | (723) | (731) | (1)% | (4)% | (701) | (731) | (4)% |
| Tangible common equity (TCE) | 2,463 | 2,545 | 2,540 | 2,594 | 2,435 | (3)% | 1 % | 2,463 | 2,435 | 1 % |
| **Tangible assets (TA)** | | | | | | | | | | |
| Total assets | 22,452 | 22,308 | 22,663 | 21,714 | 21,821 | 1 % | 3 % | 22,452 | 21,821 | 3 % |
| Less: Goodwill and intangible assets, net | (701) | (708) | (716) | (723) | (731) | (1)% | (4)% | (701) | (731) | (4)% |
| Tangible assets (TA) | $ 21,751 | $ 21,600 | $ 21,947 | $ 20,991 | $ 21,090 | 1 % | 3 % | $ 21,751 | $ 21,090 | 3 % |

nm - Not meaningful, denoting a variance of 1,000 percent or more.

8

Book value per common share Book value per common share represents Total stockholders' equity less Preferred stock, divided by common shares outstanding. Common equity tier 1 capital ratio Common equity tier 1 capital ratio represents tier 1 capital reduced by Preferred stock, divided by total risk-weighted assets. In the calculation of tier 1 capital, we follow the Basel III Standardized Approach and therefore Total stockholders’ equity has been reduced by Goodwill and intangible assets, net. Delinquency rate Delinquency rate represents outstanding balances that are contractually delinquent (i.e., principal balances 30 days past due or more) as of the end of the period, divided by the outstanding principal amount of Credit card and other loans as of the same period-end. Efficiency ratio and Adjusted efficiency ratio Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. Adjusted efficiency ratio excludes any impacts from debt repurchases. Loan yield Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. Net interest margin Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net principal loss rate Net principal loss rate, an annualized rate, represents net principal losses for the period divided by Average credit card and other loans for the same period, using an average daily balance calculation methodology. Payment rate Payment rate represents consumer payments during the period, divided by the aggregate of the opening monthly Credit card and other loans balances during the period, including held for sale in applicable periods. PPNR and PPNR excluding impacts from debt repurchases * PPNR represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR excluding impacts from debt repurchases excludes from PPNR impacts from our debt repurchases in the period. Reserve rate Reserve rate represents the Allowance for credit losses divided by End-of-period credit card and other loans. Return on average assets Return on average assets represents annualized Income from continuing operations divided by average Total assets. Return on average equity Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. Return on average tangible common equity * Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations, less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders’ equity reduced by Preferred stock and Goodwill and intangible assets, net. Tangible book value per common share * Tangible book value per common share represents TCE divided by common shares outstanding. Tangible common equity + credit reserve rate * Tangible common equity + credit reserve rate represents the sum of TCE and Allowance for credit losses, divided by End-of-period credit card and other loans. Tangible common equity / tangible assets ratio * Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. Total risk-based capital ratio Total risk-based capital ratio represents total capital divided by total risk-weighted assets. In the calculation of total capital, we follow the Basel III Standardized Approach and therefore tier 1 capital has been increased by tier 2 capital, which for us is comprised of subordinated notes, as well as the allowable portion of the Allowance for credit losses. Total risk-weighted assets Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III Standardized Approach. * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. Bread Financial Holdings, Inc Glossary of Terms 9